Exhibit 10.39

EXECUTION COPY

FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of October 31, 2005 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the VARIOUS PURCHASER GROUPS party to the Agreement (as defined below), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrator for each of the Purchaser Groups party thereto (in such capacity, the “Administrator”).

RECITALS

A. The Seller, Servicer, the various Purchaser Groups and the Administrator have entered into that certain Receivables Purchase Agreement, dated as of July 10, 2003 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

B. The parties to the Agreement desire to enter into this Amendment to amend the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

2. Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1 The Commitment and Scheduled Facility Termination Dates with respect to the Commitment of Bank of America, National Association, as set forth on Fleet Securities, Inc.’s signature page to the Agreement, are hereby amended and restated in their entirety as set forth on Bank of America, National Association’s signature page hereto.

2.2 The Commitment and Scheduled Facility Termination Dates with respect to the Commitment of The Bank of Nova Scotia, as set forth on its signature page to the Agreement, are hereby amended and restated in their entirety as set forth on The Bank of Nova Scotia’s signature page hereto.

2.3 The Commitment and Scheduled Facility Termination Dates with respect to the Commitment of Wachovia Bank, National Association, as set forth on its signature page to the Agreement, are hereby amended and restated in their entirety as set forth on the Administrator’s signature page hereto.

2.4 The Commitment and Scheduled Facility Termination Dates with respect to the Commitment of PNC Bank, National Association, as set forth on its signature page to the Agreement, are hereby amended and restated in their entirety as set forth on PNC Bank, National Association’s signature page hereto.

2.5 The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by deleting the amount “$1,050,000,000” therein and substituting the amount “$700,000,000” therefor.

3. [Reserved.]

4. Effect of Amendment. This Amendment shall become effective upon the execution of such Amendment by all of the parties hereto. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in each of the Agreements to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to such Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as set forth herein.

5. Effectiveness. This Amendment shall become effective on the date hereof upon (i) receipt by the Administrator of counterparts of this Amendment executed by each of the other parties hereto (including facsimile signature pages), or other evidence satisfactory to the Administrator of the execution and delivery of this Amendment by such other parties, (ii) satisfaction of the Rating Agency Condition and (iii) receipt by the Administrator of such other agreements, documents and instruments as the Administrator may request.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law).

8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, or the Agreements or any provision hereof or thereof.

[signature pages begin on next page]

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

By:	/s/ J.F. QUINN
Name:	J.F. Quinn
Title:	Vice President and Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

By:	/s/ J.F. QUINN
Name:	J.F. Quinn
Title:	Vice President and Corporate Treasurer

S-1	Fourth Amendment to Receivables Purchase
Agreement (ARFC)

BLUE RIDGE ASSET FUNDING CORPORATION, as a Conduit Purchaser

BY:	WACHOVIA CAPITAL MARKETS, LLC,
its attorney-in-fact

By:	/s/ DOUGLAS R. WILSON, SR.
Name:	Douglas R. Wilson, Sr.
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrator and as Purchaser Agent and Related Committed Purchaser for Blue Ridge Asset Funding Corporation

By:	/s/ CECIL NOBLE
Name:	Cecil Noble
Title:	Vice President

Commitment: $250,000,000

Scheduled Facility Termination Date: November 29, 2007

S-2	Fourth Amendment to Receivables Purchase
Agreement (ARFC)

YC SUSI TRUST, as a Conduit Purchaser

By:	Bank of America, National Association, as administrative trustee

By:	/s/ CHRISTOPHER G. YOUNG
Name:	Christopher G. Young
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Related Committed Purchaser for YC SUSI Trust

By:	/s/ CHRISTOPHER G. YOUNG
Name:	Christopher G. Young
Title:	Vice President

Commitment: $125,000,000

Scheduled Facility Termination Date: November 29, 2007

S-3	Fourth Amendment to Receivables Purchase
Agreement (ARFC)

LIBERTY STREET FUNDING CORP., as a Conduit Purchaser

By:	/s/ BERNARD J. ANGELO
Name:	Bernard J. Angelo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as Purchaser Agent and Related Committed Purchaser for Liberty Street Funding Corp.

By:	/s/ NORMAN LAST
Name:	Norman Last
Title:	Managing Director

Commitment: $250,000,000

Scheduled Facility Termination Date: November 29, 2007

S-4	Fourth Amendment to Receivables Purchase
Agreement (ARFC)

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ DORIS J. HEARN
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Market Street Funding LLC

By:	/s/ DENISE D. KILLEN
Name:	Denis D. Killen
Title:	Vice President

Commitment: $75,000,000

Scheduled Facility Termination Date: November 29, 2007

S-5	Fourth Amendment to Receivables Purchase
Agreement (ARFC)